LOSS PER SHARE	6 Months Ended
Jun. 30, 2023
LOSS PER SHARE
LOSS PER SHARE

14.LOSS PER SHARE

The following table sets forth the computation of basic and diluted loss per common share for the six months ended June 30, 2023 and 2022, respectively:

	For the Six Months Ended
	June 30,
	2023	2022
Net Loss	$(4,079)	$(6,310,346)

Weighted average number of ordinary share outstanding
Basic and Diluted*	1,534,487	1,534,487

Loss per share
Basic and Diluted*	$(0.00)	$(4.11)

*Retrospectively restated to give effect to a share consolidation at a ratio of one-for-three and one fifth (3.2) ordinary shares effective on May 24, 2022, an increase in the Company’s share capital from $50,000 to $60,000, and a share consolidation at a ratio of one-for-six (6) ordinary shares effective on March 21, 2023 (Note 15).

For the six months ended June 30, 2023 and 2022, the Company had no dilutive shares.